                         CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Financial Highlights" in the Prospectus and "Auditors" in the Statement of Additional Information and to the incorporation by reference of our report dated May 14, 1999 on PaineWebber Cashfund, Inc., in this Registration Statement (Form N-1A No. 2-60655) of PaineWebber Cashfund, Inc.




                                           /s/ ERNST & YOUNG LLP

                                           ERNST & YOUNG LLP




New York, New York
July 26, 1999